SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2002
--------------------------------------------------------------------------------

                          Pro Tech Communications, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)


     Florida                          000-28602                59-3281593
-------------------------         -----------------          --------------
(State or other juris-             (Commission               (IRS Employer
diction of incorporation)           File Number)              Identification
                                                              Number)


4492 Okeechobee Rd  Fort Pierce, FL                             34947
----------------------------------------------               -------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:          (772) 464-5100

Item 4.     Changes in Registrant's Certifying Accountant.

     On June 4, 2002, the Company notified its principal independent accountant, Morgan, Jacoby, Thurn, Boyle and Associates, P.A. ("MJTB") that the auditing services of MJTB would no longer be required. MJTB's dismissal was approved by the registrant's Board of Directors.

     During the Company's year ended December 31, 2001; the two months ended December 31, 2000; and the years ended October 31, 2000 and 1999, and for the subsequent interim period, there were no disagreements with MJTB on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MJTB, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The report of MJTB, dated March 1, 2002, on the Company's financial statements as of and for the year ended December 31, 2001; the two months ended December 31, 2000; and the years ended October 31, 2000 and 1999, included in the Company's 2001 Annual Report on Form 10-K, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. A letter from MJTB is attached as Exhibit 16 hereto.

     On June 4, 2002, the Company engaged the accounting firm of Eisner LLP ("Eisner") as principal independent accountant to audit the financial statements of the Company for the fiscal year ending December 31, 2002. The engagement was authorized by the registrant's Board of Directors. During the year ended December 31, 2001; the two months ended December 31, 2000; and the year ended October 31, 2000, and the subsequent interim period, neither the Company nor any person on the Company's behalf consulted Eisner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, except for consultations regarding consolidation into NCT Group, Inc.'s (the Company's ultimate parent company) financial statements audited and reviewed by Eisner.

Item 7.     Exhibits

Exhibit No.      Description                                 Sequential Page No.
-----------      -----------                                 -------------------

16               Letter of Morgan, Jacoby, Thurn, Boyle
                 and Associates, P.A.                        4
                 re: dismissal of certifying accountant

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Pro Tech Communications, Inc.
                                   Registrant



                                   By:       /s/ Richard Hennessey
                                             -----------------------------------
                                             Richard Hennessey
                                             President

                                   By:       /s/ Debra Kirven
                                             -----------------------------------
                                             Debra Kirven
                                             Chief Financial Officer


Date:    June 7, 2002

                                                                      Exhibit 16

          [Morgan, Jacoby, Thurn, Boyle & Associates, P.A. Letterhead]



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:    Pro Tech Communications, Inc.
       File Ref No: 000-28602


We were previously principal accountants for Pro Tech Communications, Inc. and, under date of March 1, 2002, we reported on the financial statements of Pro Tech Communications, Inc. as of December 31, 2001 and for the year December 31, 2001, the two months ended December 31, 2000, and the years ended October 31, 2000 and 1999. On June 4, 2002, our appointment as principal accountants was terminated. We have read Pro Tech Communications, Inc.'s statements included under Item 4 of its Form 8-K dated June 7, 2002, and we agree with such statements, except that we are not in a position to agree or disagree with Pro Tech Communications, Inc.'s statements regarding the engagement of new principal accountants or that the change was approved by the Company's board of directors.

Very truly yours,

/s/ Morgan, Jacoby, Thurn, Boyle & Associates, P.A.
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     Morgan, Jacoby, Thurn, Boyle & Associates, P.A.

June 7, 2002
Vero Beach, Florida